Property, plant and equipment	12 Months Ended
Mar. 31, 2022
Property, plant and equipment [abstract]
Property, plant and equipment
13. Property, plant and equipment

Property, plant and equipment are the physical assets controlled by us. The cost of these assets primarily represents the amount initially paid for them or the fair value on the date of acquisition of a business. Cost includes both their purchase price and the construction and other costs associated with getting them ready for operation. A depreciation expense is charged to the income statement to reflect annual wear and tear and the reduced value of the asset over time. Depreciation is calculated by estimating the number of years we expect the asset to be used (useful economic life or UEL) and charging the cost of the asset to the income statement equally over this period.
We operate an energy networks business and therefore have a significant physical asset base. We continue to invest in our networks to maintain reliability, create new customer connections and ensure our networks are flexible and resilient. Our business plan envisages these additional investments will be funded through a mixture of cash generated from operations and the issue of new debt.

Property, plant and equipment is recorded at cost, less accumulated depreciation and any impairment losses. Cost includes the purchase price of the asset; any payroll and finance costs incurred which are directly attributable to the construction of property, plant and equipment together with an appropriate portion of overheads which are directly linked to the capital work performed; and the cost of any associated asset retirement obligations.
Property, plant and equipment includes assets in which the Group’s interest comprises legally protected statutory or contractual rights of use. Additions represent the purchase or construction of new assets, including capital expenditure for safety and environmental assets, and extensions to, enhancements to, or replacement of, existing assets. All costs associated with projects or activities which have not been fully commissioned at the period end are classified within assets in the course of construction.
Items within property, plant and equipment are tested for impairment only if there is some indication that the carrying value of the assets may have been impaired. Impairments of assets are calculated as the difference between the carrying value of the asset and the recoverable amount, if lower. Where such an asset does not generate cash flows that are independent from other assets, the recoverable amount of the cash-generating unit to which that asset belongs is estimated. Impairments are recognised in the income statement and if immaterial are included within the depreciation charge for the year.
(a) Analysis of property, plant and equipment

	Land and buildings £m	Plant and machinery £m	Assets in the course of construction £m	Motor vehicles and office equipment £m	Total £m
Cost at 1 April 2020	3,897	59,609	4,771	1,036	69,313
Exchange adjustments	(213)	(3,308)	(130)	(73)	(3,724)
Additions	89	328	4,023	70	4,510
Disposals	(6)	(344)	(26)	(48)	(424)
Reclassifications¹	96	3,007	(3,243)	77	(63)
Reclassification to held for sale (note 10)	(111)	(3,231)	(174)	(44)	(3,560)
Cost at 1 April 2021	3,752	56,061	5,221	1,018	66,052
Exchange adjustments	97	1,627	111	37	1,872
Additions	22	926	4,843	129	5,920
Acquisition of WPD (note 37)	200	9,512	185	154	10,051
Disposals	(165)	(367)	—	(88)	(620)
Reclassifications¹	62	4,063	(4,133)	89	81
Reclassification to held for sale (note 10)	(309)	(8,800)	(640)	(267)	(10,016)
Cost at 31 March 2022	3,659	63,022	5,587	1,072	73,340
Accumulated depreciation at 1 April 2020	(847)	(18,042)	—	(662)	(19,551)
Exchange adjustments	37	698	—	46	781
Depreciation charge for the year	(90)	(1,270)	—	(116)	(1,476)
Disposals	—	339	—	48	387
Reclassifications¹	2	(5)	—	6	3
Reclassification to held for sale (note 10)	22	798	—	27	847
Accumulated depreciation at 1 April 2021	(876)	(17,482)	—	(651)	(19,009)
Exchange adjustments	(20)	(351)	—	(23)	(394)
Depreciation charge for the year²	(114)	(1,300)	(48)	(167)	(1,629)
Disposals	29	311	—	88	428
Reclassifications¹	15	(40)	(18)	2	(41)
Reclassification to held for sale (note 10)	193	4,421	6	217	4,837
Accumulated depreciation at 31 March 2022	(773)	(14,441)	(60)	(534)	(15,808)
Net book value at 31 March 2022	2,886	48,581	5,527	538	57,532
Net book value at 31 March 2021	2,876	38,579	5,221	367	47,043
1.    Represents amounts transferred between categories, (to)/from other intangible assets (see note 12), from inventories and reclassifications between cost and accumulated depreciation.
2.    Depreciation of assets in the course of construction relates to impairment provision adjustments recognised in the year.
13. Property, plant and equipment continued
(a) Analysis of property, plant and equipment continued

	2022	2021
	£m	£m
Information in relation to property, plant and equipment
Capitalised interest included within cost	2,114	2,233
Contributions to cost of property, plant and equipment included within:
Trade and other payables	137	138
Non-current liabilities	421	400
Contract liabilities – current	130	66
Contract liabilities – non-current	1,342	1,094
(b) Asset useful economic lives
No depreciation is provided on freehold land or assets in the course of construction. Other items of property, plant and equipment are depreciated, on a straight-line basis, at rates estimated to write off their book values over their estimated useful economic lives. In assessing estimated useful economic lives, consideration is given to any contractual arrangements and operational requirements relating to particular assets. The assessments of estimated useful economic lives and residual values of assets are performed annually.
Unless otherwise determined by operational requirements, the depreciation periods for the principal categories of property, plant and equipment are, in general, as shown in the table below split between the UK and US, along with the weighted average remaining UEL for each class of property, plant and equipment (which is calculated by applying the annual depreciation charge per class of asset to the net book value of that class of asset).

		Years
	UK	US	Weighted average remaining UEL¹
Freehold and leasehold buildings	up to 60	up to 100	41
Plant and machinery:
Electricity transmission plant and wires	up to 100	45 to 80	31
Electricity distribution plant	3 to 99	35 to 85	45
Electricity generation plant	n/a	20 to 93	12
Interconnector plant and other	5 to 60	5 to 50	32
Gas plant – mains, services and regulating equipment	n/a	47 to 80	55
Gas plant – storage	5 to 40	12 to 65	12
Gas plant – meters	7 to 30	14 to 40	24
Motor vehicles and office equipment	up to 30	up to 26	5
1.    Excluded from the above table are depreciation periods in respect of items of property, plant and equipment which are classified as held for sale as at 31 March 2022.
(c) Gas asset lives
The role that gas networks play in the pathway to achieving the greenhouse gas emissions reductions targets set in the jurisdictions in which we operate is currently uncertain. However, we believe the gas assets which we own and operate today will continue to have a crucial role in maintaining security, reliability and affordability of energy beyond 2050, although the scale and purpose for which the networks will be used is dependent on technological developments and policy choices of governments and regulators.
With respect to our US gas distribution assets, asset lives are assessed as part of detailed depreciation studies completed as part of each separate rate proceeding. Depreciation studies consider the physical condition of assets and the expected operational life of an asset. We believe these assessments are our best estimate of the UEL of our gas network assets in the US.
The weighted average remaining UEL for our US gas distribution fixed asset base is circa 58 years, however a sizeable proportion of our assets are assumed to have UELs which extend beyond 2080. We continue to believe the lives identified by rate proceedings are the best estimate of the assets’ UELs, although we continue to keep this assumption under review as we learn more about possible future pathways towards net zero. Whilst the targets, goals and ambitions have now been formalised in legislation in the states in which we operate, there is widespread recognition that work needs to be done to define the possible future decarbonisation pathways. We continue to actively engage and support our regulators to enable the clean energy transition in a safe, reliable and affordable way.
Asset depreciation lives feed directly into our US regulatory recovery mechanisms, such that any shortening of asset lives and regulatory recovery periods as agreed with regulators should be recoverable through future rates, subject to agreement, over future periods, as part of wider considerations around ensuring the continuing affordability of gas in our service territories.
Given the uncertainty described relating to the UELs of our gas assets, below we provide a sensitivity on the depreciation charge for our New York and New England segments were a shorter UEL presumed:

	Increase in depreciation expense for the year ended 31 March 2022		Increase in depreciation expense for the year ended 31 March 2021[1]
	New York £m	New England £m	New York £m	New England £m
UELs limited to 2050	140	40	125	35
UELs limited to 2060	67	15	57	13
UELs limited to 2070	31	1	26	2
1.    Comparative amounts have been re-presented to reflect the new operating segments and the classification of the UK Gas Transmission business as a discontinued operation. See notes 1, 2 and 10 for further information.
13. Property, plant and equipment continued
(c) Gas asset lives continued
Note that this sensitivity calculation excludes any assumptions regarding the residual value for our asset base and the effect that shortening asset depreciation lives would be expected to have on our regulatory recovery mechanisms. In the event that any of the US gas distribution assets are stranded, the Group would expect to recover the associated costs. While recovery is not guaranteed and is determined by regulators in the US, there are precedents for stranded asset cost recovery for US utility companies.
(d) Right-of-use assets
The Group leases various properties, land, equipment and cars. New lease arrangements entered into are recognised as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. The right-of-use asset and associated lease liability arising from a lease are initially measured at the present value of the lease payments expected over the lease term. The lease payments include fixed payments, any variable lease payments dependent on an index or a rate, and any break fees or renewal option costs that we are reasonably certain to incur. The discount rate applied is the rate implicit in the lease or, if that is not available, then the incremental rate of borrowing for a similar term and similar security (which is determined based on observable data for borrowing rates for the specific group entity that has entered into the lease, with specific adjustments for the term of the lease and any lease-specific risk premium). The lease term takes account of exercising any extension options that are at our option if we are reasonably certain to exercise the option and any lease termination options unless we are reasonably certain not to exercise the option. Each lease payment is allocated between the liability and finance cost. The finance cost is charged to the income statement over the lease period using the effective interest rate method. The right-of-use asset is depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. For short-term leases (lease term of 12 months or less) and leases of low-value assets (such as computers), the Group continues to recognise a lease expense on a straight-line basis.
The table below shows the movements in the net book value of right-of-use assets included within property, plant and equipment at 31 March 2022 and 31 March 2021, split by category. The associated lease liabilities are disclosed in note 21.

	Land and buildings £m	Plant and machinery £m	Assets in the course of construction £m	Motor vehicles and office equipment £m	Total £m
Net book value at 1 April 2020	364	95	—	225	684
Exchange adjustments	(30)	(4)	—	(22)	(56)
Additions	60	6	—	64	130
Reclassifications	—	—	—	(15)	(15)
Depreciation charge for the year	(29)	(16)	—	(68)	(113)
Net book value at 31 March 2021	365	81	—	184	630
Exchange adjustments	10	1	—	10	21
Additions	14	2	—	88	104
Acquisition of WPD (note 37)	7	2	—	—	9
Reclassification to held for sale (note 10)	(7)	—	—	(4)	(11)
Modifications of leases¹	(122)	—	—	—	(122)
Disposals	(2)	—	—	(1)	(3)
Depreciation charge for the year	(40)	(16)	—	(67)	(123)
Net book value at 31 March 2022	225	70	—	210	505
1.    The Group entered into an agreement to reduce the lease term of its New England corporate office, Reservoir Woods, with effect from October 2021. The existing lease liability and right-of-use asset have been remeasured based on the terms of the modified lease.
The following balances have been included in the income statement for the years ended 31 March 2022 and 31 March 2021 in respect of right-of-use assets:

	2022	2021
	£m	£m
Included within net finance income and costs:
Interest expense on lease liabilities	(18)	(21)
Included within revenue:
Lease income¹	385	390
Included within operating expenses:
Expense relating to short-term and low-value leases	(14)	(13)
1.    Included within lease income is £374 million (2021: £376 million) of variable lease payments, the majority of which relates to the power supply arrangement entered into with LIPA (see note 3).
The total of future minimum sublease payments expected to be received under non-cancellable subleases is £108 million (2021: £104 million).